Exhibit 10.36



              KeySpan Corporate Annual Incentive Compensation Plan
               Target Performance Award Level for Fiscal Year 2006


                                                        Target Performance Award
            Named Executive Officer                      Level for Fiscal 2006
            -----------------------                      ---------------------


            Robert B. Catell                                      100%

            Robert J. Fani                                        75%

            Wallace P. Parker, Jr.                                70%

            Steven L. Zelkowitz                                   70%

            Gerald Luterman                                       65%